SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): JUNE 11, 1997

                               INAMED CORPORATION
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             (Exact name of registrant as specified in its charter)

       FLORIDA                    1-9741         59-0920629
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(State or other jurisdiction    (Commission       (IRS Employer
   of incorporation)            File Number)   Identification No.)

                      3800 Howard Hughes Parkway, Suite 900
                             Las Vegas, Nevada 89109
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                     Address of principal executive offices

Registrant's telephone number, including area code: (702) 791-3380

                                       N/A
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         (Former name or former address, if changed since last report.)

         Item 5.  OTHER EVENTS.

                  On June 11, 1997, Inamed Corporation (the "Company") issued a news release, disclosing that its Common Stock was removed from listing on the Nasdaq Small-Cap Stock Market. The Company's Common Stock continues to be listed on the Pacific Exchange and the Company is in the process of initiating quotations of its Common Stock in the OTC Bulletin Board of the National Association of Securities Dealers, Inc.

                  The release also announced that on June 11, 1997, the Company received a Notice of Default from the majority holders of the Company's 11% Secured Convertible Notes due 1999. Reference is made to the news release, which is attached hereto as an exhibit, for additional information concerning these events.


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

         Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.

         20           News Release of Inamed Corporation dated June 11, 1997.




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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INAMED CORPORATION

Dated: June 12, 1997                      By: /s/ Donald K. McGhan
                                              --------------------
                                          Name:  Donald K. McGhan
                                          Title: Chairman and Chief
                                                 Executive Officer

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
                                  EXHIBIT LIST

         20       News Release of Inamed Corporation dated June 11, 1997.



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